CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, Lee A. Calfo, Principal Executive Officer of Equalize Community Development Fund, certify to the best of my knowledge that:

1.	The N-CSR of the Registrant for the period ended June 30, 2026 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Lee A. Calfo
Lee A. Calfo, President
(Principal Executive Officer)

Date: September 3, 2026

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350 and is not being filed as part of Form N-CSR with the Securities and Exchange Commission.

A signed original of this written statement required by Section 906 has been provided to Equalize Community Development Fund and will be retained by Equalize Capital LLC, and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, Joseph Gladue, Principal Financial Officer of Equalize Community Development Fund, certify to the best of my knowledge that:

1.	The N-CSR of the Registrant for the period ended June 30, 2026 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Joseph Gladue
Joseph Gladue, Treasurer
(Principal Financial Officer)

Date: September 3, 2026

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350 and is not being filed as part of Form N-CSR with the Securities and Exchange Commission.

A signed original of this written statement required by Section 906 has been provided to Equalize Community Development Fund and will be retained by Equalize Capital LLC, and furnished to the Securities and Exchange Commission or its staff upon request.

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